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                                                                  EXHIBIT 10.38

               SECOND AMENDMENT TO 1995 STOCK INCENTIVE PLAN OF

                       EARTHSHELL CONTAINER CORPORATION

     The 1995 Stock Incentive Plan, as amended (the "Plan") of EarthShell Container Corporation, a Delaware corporation (the "Company"), is hereby amended as of November 3, 1997 as follows:

     1. Section 4(b) of the Plan is amended and restated in its entirety and the following new Section 4(b) is substituted therefor:

          (b) Each director who has been elected to serve as a director at an annual meeting of the stockholders of the Company held on or after January 1, 1996 shall, on the day following the date of such meeting, automatically be granted a Director Option to purchase 20 Common Shares for service as a director for the forthcoming year. Such Director Option shall vest, and become exercisable with respect to all of such Common Shares, on the day immediately prior to the date of the next annual meeting of the stockholders of the Company, assuming such director continues to serve as a director of the Company through the day immediately prior to the date of such next annual meeting.


     2. Except as modified by this Second Amendment, the Plan shall remain unchanged and shall remain in full force and effect.

     3. This Amendment shall be governed by and construed in accordance with the internal laws of the State of California.

     IN WITNESS WHEREOF, the Company has caused this Second Amendment to be duly executed as of the date first written above.

                                       EARTHSHELL CONTAINER CORPORATION


                                       By: /s/ Scott Houston
                                           -----------------------------------
                                       Name: Scott Houston
                                             ---------------------------------
                                       Title: CFO
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